Exhibit 99.2

Legacy Education Alliance Enters Into Relationship with My Readiness Coach

General Agreement Between Parties to Work Together on a Best Efforts Basis to Jointly Sell the My Readiness Coach System

CAPE CORAL, FL— March 24, 2023 — Legacy Education Alliance, Inc. (OTCQB: LEAI) today announced its business relationship with Virtual Readiness Counselor, LLC, which does business as My Readiness Coach (www.myreadinesscoach.com, “MRC”), a provider of education counseling for students seeking to gain admission to higher education institutions, and skills for students to succeed on their academic and career paths. With a focus on marketing to over 12,000 students in Pennsylvania, Legacy Education believes the relationship with MRC presents an opportunity to support underprivileged communities and help students achieve their educational goals. In addition, the parties have agreed that upon certain circumstances, upon the earlier of December 2024 and any Nasdaq uplisting of Legacy Education, Legacy Education would acquire MRC.

“Legacy Education Alliance is excited to expand its offerings through the My Readiness Coach relationship,” said Andrew McDonald, advisor to Legacy Education. “Our mission is to provide accessible and affordable education to students, and this acquisition aligns perfectly with our goals.” The Founder of My Readiness Coach, Cass Wright, added, “I have dedicated my career to helping students succeed. For students that have not been able to stay on track and complete their college degrees, we are excited to be able to offer the Legacy Degree completion program.”

In addition to MRC, Legacy Education is working with Brian Page, founder of the BNB Formula (www.bnbformula.com), in order to expand Brian’s success in digital marketing and short-term rental education through leveraging Legacy Education’s resources and cross-selling products and services. Brian is working with Legacy Education to go beyond its education focus, to develop investment vehicles for students and investors.

“We believe that the partnership with Brian Page will provide tremendous value to our students,” said Barry Kostiner, CEO of Legacy Education. “Brian is a highly respected expert in digital marketing and short-term rental education, and we are excited to leverage his expertise to expand our offerings.”

Legacy Education is also pleased to confirm its previous announcements that it plans to commence an uplist process from the OTC to Nasdaq by December 2024. Management believes the move to Nasdaq, or other national securities exchange, will offer numerous benefits to the Company, including increased visibility, greater liquidity, and enhanced access to capital markets, all of which is expected to help support Legacy Education Alliance’s growth and expansion.

Legacy Education’s real estate education and live events platform, Legacy Live, is rebuilding Legacy Education’s product offerings to include real estate, trading, entrepreneurship and biohacking education. Through deployment of advanced enterprise, digital marketing and AI tools, Legacy Education is reconnecting with its database of customers, who have historically invested over $250M in real estate and trading education from 2016 through the Covid-19 pandemic.

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In addition to the updating and expansion of its core business, Legacy Live has re-entered the marketplace, hosting invitation-only events led by Jerry Conti, the CEO of Legacy Live, a seasoned educator and producer of live events. The most recent events have been held in the Dominican Republic and online, focusing on real estate education and investment opportunities in the Dominican Republic. Information on the Dominican Republic initiatives are available at www.drlandpros.com.

“We are excited to offer investors an opportunity to explore the real estate market in the Dominican Republic through Legacy Live’s events,” said Andrew McDonald. “Jerry Conti has an extensive track record in real estate investing and education, and we believe his insights will be invaluable to investors looking to capitalize on the opportunities in this emerging market. We are working with Bart Griffin to build a Mastermind community, bringing together successful investors and entrepreneurs.”

The Legacy Live team believes that the Dominican Republic is well-positioned to become one of the world’s top resort destinations and has the potential to offer an experience similar to that of Tulum, Mexico, and the recent growth experienced by Puerto Rico. The events held by Legacy Live provide investors with insights into the real estate market in the Dominican Republic, highlighting investment opportunities and strategies to take advantage of this emerging market.

Additional Information:

1.	Legacy Education Presentation
https://ir.legacyeducationalliance.com/presentations

2.	LinkedIn Posts: https://www.linkedin.com/in/barry-kostiner/recent-activity/shares/

Investor Relations Contact:

Barry Kostiner

(239) 542-0643

info@legacyea.com

Company Website: www.legacyeducation.com

About Legacy Education Alliance Inc.

Legacy Education Alliance, Inc. (OTCQB: LEAI) provides accredited online degree completion programs and practical, high-quality, and value-based educational training on personal finance, entrepreneurship, trading and real estate investing strategies and techniques. Legacy Education has transitioned to focusing on impactful investing and providing education and career resources to meet growing needs, in addition to serving and growing its customer community established over 25 years.

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Forward-Looking Statements

Certain statements made in this press release may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “would” or “continue” or the negative of these terms or other similar expressions. All statements other than statements of historical facts contained in this press release are forward-looking statements. Any forward-looking statements are based on current expectations that involve numerous risks and uncertainties. Our plans and objectives are based, in part, on assumptions and judgments with respect to, among other things, the results projected from the introduction and roll-out of new brands, products and services, expansion into new geographic markets, and combinations with third parties; our ability to satisfy Nasdaq listing requirements and otherwise uplist to Nasdaq; the successful acquisition and operation of complementary and new business lines; the success of entering into, and the success of, joint ventures and other collaborations with third parties, including entering into and growing a proposed investment in Monarch Health Inc. on terms and conditions satisfactory to our company; our success in raising capital for operations and to implement our business plan, strategy and initiatives; the development of ecommerce capabilities; projections of international growth; projected profitability; our ability to address or manage corruption concerns in certain locations in which we operate; our ability to address and manage cyber-security risks; our ability to protect our intellectual property, on which our business is substantially dependent; our ability to manage our relationships with credit card processors; our expectations regarding the impact of general economic conditions on our business; and the effects of the COVID-19 pandemic on the global and national economies and on our business operations and financial results. Our assumptions used for the purposes of the forward-looking statements represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances, including the development, acceptance and sales of our products and our ability to raise additional funding sufficient to implement our strategy. Such forward-looking statements involve assumptions, known and unknown risks, uncertainties, and other important factors that could cause the actual results, performance or our achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward-looking statements. There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this press release. Important factors that could cause our actual results to differ materially from those expressed as forward-looking statements are set forth in certain of our filings with the Securities and Exchange Commission. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events, changed circumstances or otherwise.

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